UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 31, 2008
Date of Report (Date of earliest event reported)

EXPLORATION DRILLING INTERNATIONAL INC.
(Exact name of registrant as specified in its charter)

NEVADA	000-50459	98-0396733
(State or other jurisdiction of	(Commission File	(IRS Employer Identification No.)
incorporation)	Number)

Mendelstrasse 11, Technologiehof,
D-48149, Muenster, Germany
(Address of principal executive offices)	(Zip Code)

0049-2364-604428
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

____ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

____ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

____ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

SECTION 7 – REGULATION FD

ITEM 7.01               REGULATION FD DISCLOSURE.

Exploration Drilling International Inc.’s (the “Company”) wholly owned subsidiary, EDI Exploration Drilling International GmbH (“EDI GmbH”) has formed a Turkish joint stock company called EDI Sondaj Insaat Makine Sanayi Ticaret Anonim Sirketi (“EDI Turkey”). EDI GmbH owns a 25% interest in EDI Turkey. Dirk Beisemann, a consultant of the Company, will also own a 25% interest in EDI Turkey, with Turkish nationals Mehmet Kurtbay, Serdar Kaya and Omer Faruk each owning 25%, 13% and 12%, respectively. Mr. Kurtbay will act as CEO of EDI Turkey. EDI Turkey will be utilized by the parties to seek out business opportunities in Turkey for EDI’s proprietary technologies.

The above information is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liability under that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing. By filing this report on Form 8-K and furnishing this information, the Company makes no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXPLORATION DRILLING INTERNATIONAL INC.

Date: April 3, 2008
	By:	/s/ Rainer Rotthaeuser
___________________________________________
Rainer Rotthaeuser
Chief Executive Officer